CornerCap Group of Funds

Supplement dated September 19, 2006 to the Prospectus dated July 28, 2006

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION THAT AFFECTS INFORMATION CONTAINED IN THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.

Effective September 30, 2006, the Board of Trustees has authorized changing the mailing facility for New Accounts to:  PO Box 44336, Denver, CO 80201.

All references to P.O. Box 877692, Kansas City, Missouri, 64187-7692 are hereby stricken.

Effective August 17, 2006, the Board of Trustees has authorized the CornerCap Balanced Fund to replace their benchmark index; therefore, the Average Annual Total Return table from Page 6 of the Prospectus is deleted in its entirety and replaced with the following:

Average annual total return as of 12/31/05[a]
	1 Year	5 Year	Since Inception [b]
Return Before Taxes	5.73%	6.14%	6.30%
Return After Taxes on Distributions	5.50%	5.55%	3.54%
Return After Taxes on Distributions and Sale of Fund Shares	4.02%	5.00%	4.06%
S & P 500 Index[f]	4.91%	0.54%	6.22%
Lehman Brothers Government/ Corporate Bond Index	1.58%	5.50%	6.07%
Russell 1000 Value Index [c]	7.05%	5.28%	8.81%
Combined 60% Stocks/40% Bonds Index [d]	4.91%	7.04%	8.01%
Combined 60% Stocks/ 40% Bonds Index[e]	3.65%	2.84%	6.53%

a

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.  Returns for indexes do not reflect deductions for fees, expense or taxes.

b

The Balanced Fund began operations May 24, 1997.

c

The Russell 1000 Value Index measures the performance of those companies out of the 1,000 largest U.S. companies (based on total market capitalization) that have lower price-to-book ratios and lower forecasted growth values.

d

The Balanced Fund has elected to balance the comparative index – 60% the Russell 1000 Value Index and 40% the Lehman Brothers Government/Corporate Bond Index.  The Russell 1000 Value Index is described under (c) above.  The Lehman Brothers Government/Corporate Bond Index measures the general performance of fixed-income securities by tracking publicly issued U.S. Treasury and debt obligations (excluding mortgage-backed securities), fixed-rate, non-convertible, investment-grade corporate debt securities, and U.S. dollar-denominated, SEC-registered non-convertible debt issued by foreign governmental entities or international agencies.

e

Effective August 17, 2006, the Balanced Fund has elected to balance the comparative index 60% S & P 500 Index and 40% the Lehman Brothers Government/Corporate Bond Index.  The Lehman Brothers Government/ Corporate Bond Index is defined in (d) above.

f

The S & P 500 Index is an unmanaged index of 500 common stocks chosen for market size, liquidity, and industry group representation.  It is a market-value weighted index (stock price times number of shares outstanding), with each stock’s weight in the Index proportionate to its market value.